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                                                                    EXHIBIT 10.3

                 FIRST MODIFICATION OF AGREEMENT FOR TECHNOLOGY
               TRANSFER, MANUFACTURE, DISTRIBUTION AND AFFECTING
                        PATENT, TRADEMARK AND COPYRIGHTS

                   - DIGIDEAL CORPORATION AND PDS FINANCIAL -

1.  PARTIES
         1.1 This is a modification, effective as of August 12, 1999, of an Agreement made by and between:
                  (a) DIGIDEAL CORPORATION, a Nevada corporation, whose business address is 811 South Sixth Street, Las Vegas, NV 89101, (hereinafter referred to as "DIGIDEAL"); and,
                  (b) PDS FINANCIAL CORPORATION, a corporation organized under the laws of Minnesota, whose address is 6171 McLeod Drive, Las Vegas, NV 89120-4048, (hereinafter referred to as "PDS FINANCIAL").

2.  BACKGROUND
         2.1 This modification applies to the agreement entitled "Agreement for Technology Transfer, Manufacture, Distribution and Affecting Patent, Trademark and Copyrights" which was executed by the parties on June 16, 1999. This shall be referred to herein as the "Original Agreement". Use of the term Original Agreement does not render ineffective any prior modifications made by the parties in compliance with part 66, if any, or other applicable provisions governing modifications thereof.
         2.2 Part 57 of the Original Agreement specified the terms agreed to concerning suits by third parties against either of the parties hereto. The parties have come to further agreement concerning the desired handling of any patent, trademark or copyright infringement suits which may be made by third parties against either party in connection with the Designated Product, Designated Trademarks, The Copyright Works, or other proprietary right licensed or conveyed under the terms of the Original Agreement.
         2.3 All terms of the Original Agreement shall apply to this modification except as specifically provided for herein.
         2.4 All of the other terms and conditions of the Original Agreement are incorporated into this modification. Except for the modifications set forth herein, nothing in this modification shall be construed as conflicting with or circumventing any terms and conditions of the Original Agreement.

3.  MODIFICATION OF PART 57 OF ORIGINAL AGREEMENT
         3.1 Notwithstanding the provision of part 57 of the Original Agreement, the parties hereto hereby modify such provisions and agree that if any third party takes legal action or otherwise makes or asserts a claim against either of the parties to this agreement, and such action, assertion or claim is based upon infringement of any patent, trademark or copyright associated with the Designated Product, Designated Trademarks, The Copyright


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Works, or other proprietary right licensed or conveyed under the terms of the
Original Agreement; then the following provisions shall apply. For convenience, any such action, assertion or claim shall be referred to below as a "third party infringement claim".
         3.2 The parties agree to cooperate in defending, settling or otherwise resolving any third party infringement claim.
         3.3 All costs of defending against any third party infringement claim shall be equally divided between the parties.
         3.4 Costs of defending against any third party infringement claim shall include monetary outlays for court costs, lawyers fees, investigation costs, costs of depositions, copy costs incurred in connection with a lawsuit, and other monetary outlay costs incurred because of actions taken in connection with the third party infringement claim.
         3.5 Costs of defending against any third party infringement claim shall not include labor or employment costs and associated taxes for any employee of either party unless there is specific further agreement that such employee costs shall be shared under the terms of this modification and the Original Agreement. Also excluded are costs of consultants normally employed by either party in connection with the party's regular business, unless agreed by the parties or unless the consultant's fees are specifically charged in connection with services provided in defending against the third party infringement claim. Management consultants shall be considered the same as employees for purposes of determining whether their service fees are considered costs of defending against any third party claims.
         3.6 Any recovery to either party resulting from any third party infringement claim, such as a favorable ruling upon a counterclaim, shall first be used to pay unpaid costs incurred by both parties in connection with the third party infringement claim. Thereafter the parties shall be reimbursed to the extent that the costs of defending have not been borne equally. Thereafter the recovery shall be divided equally or in a manner sufficient to provide equal treatment of the parties with respect to costs and recovery in connection with the third party infringement claim.
         3.7 The provisions of this modification agreement shall not apply to counterclaims filed by either party which are not within the definition or subject matter of a third party infringement claim as defined hereinabove, unless there is agreement in writing between the parties that such a counterclaim is governed by the provisions of this modification.
         3.8 If any provision of the Original Agreement is inconsistent with the terms of this modification, then the provision contained herein shall govern.
         3.9 Each party shall give the other prompt notice in writing of any claim of infringement made known to it or the threat of any such claim.


4.  EXECUTION BY DIGIDEAL - DIGIDEAL CORPORATION



Date: 9/2/99                                        By: /s/ MICHAEL J. KUHN
     ---------------                                    -----------------------
                                                          Michael J. Kuhn, CEO


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State of                       )
                               )  ss
County of                      )

               I certify that I know or have satisfactory evidence that Michael
J. Kuhn signed this instrument, and upon oath acknowledged that he had authority to act in behalf of DIGIDEAL Corporation and further acknowledged this instrument to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.



Dated:
      ----------------------             ------------------------------------
                                           Notary Public

                                           Residing at
                                                      -----------------------

[SEAL]                                     My appointment expires:
                                                                  -----------


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5.  EXECUTION BY PDS FINANCIAL




Date:  9/1/99                               By: /s/ PETER CLEARY
                                               -------------------------------
                                                 Peter Cleary
                                                 President
                                                 PDS Financial

State of Nevada                )
                               )  ss
County of Clark                )

               I certify that I know or have satisfactory evidence that Peter Cleary signed this instrument, and upon oath acknowledged that he had authority to act in behalf of PDS FINANCIAL and further acknowledged this instrument to be the free and voluntary act of such party for the uses and purposes mentioned in this instrument.


Dated:
      ----------------------             ------------------------------------
                                           Notary Public

                                           Residing at
                                                      -----------------------

[SEAL]                                     My appointment expires:
                                                                  -----------


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